Supplement dated 6-10-2009 to the current Statement of Additional Information

Effective January 2, 2009, in the section “INVESTMENT OBJECTIVE AND POLICIES,” the following subsection is amended and restated:

Lending of Securities. Each Fund may lend its securities so long as such loans do not represent more than 33 1/3% of the Fund’s total assets. As collateral for the loaned securities, the borrower gives the lending portfolio collateral equal to at least 102% of the value of the loaned securities (105% for foreign equity and corporate securities). The collateral will consist of cash (including U.S. dollar and non-U.S. dollar currency). The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. The collateral is managed by an affiliate of the Adviser. Each Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. In addition, a Fund may lose its right to vote its shares of the loaned securities at a shareholders meeting if the subadviser fails to timely recall the security or the borrower fails to return the recalled security in advance of the record date for the meeting.

Certain Funds have entered into an agreement with The Goldman Sachs Trust Company, doing business as Goldman Sachs Agency Lending (“Goldman Sachs”), as their securities lending agent (the “Securities Lending Agreement”). Under the Securities Lending Agreement, Goldman Sachs will generally bear the risk that a borrower may default on its obligation to return loaned securities.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers to which a Fund may lend securities and a Fund may lend securities to only one or a small group of borrowers. In addition, under the Securities Lending Agreement, loans may be made to affiliates of Goldman Sachs as identified in the Securities Lending Agreement.

In the section “Additional Services and Programs”, the following subsection is amended and restated:

Section 403(b)(7) of the Internal Revenue Code permits public school employers and employers of certain types of tax-exempt organizations to establish for their eligible employees custodial accounts for the purpose of providing for retirement income for such employees. Effective September 25, 2007, Treasury regulations imposed certain conditions on exchanges between one custodial account intended to qualify under Section 403(b)(7) (the “exchanged account”) and another contract or custodial account intended to qualify under Section 403(b) (the “replacing account”) under the same employer plan (a “Section 403(b) Plan”). Specifically, the replacing account agreement must include distribution restrictions that are no less stringent than those imposed under the exchanged account agreement, and the employer must enter in an agreement with the custodian (or other issuer) of the replacing account under which the employer and the custodian (or other issuer) of the replacing account will from time to time in the future provide each other with certain information.

Due to these Regulations:

1) The funds do not accept requests to establish new John Hancock custodial 403(b)(7) accounts intended to qualify as a Section 403(b) Plan; and

2) The funds do not accept requests for exchanges or transfers into your John Hancock custodial 403(b)(7) accounts (i.e., where yours is the replacing account); and

3) The funds require certain signed disclosure documentation in the event:

·	You established a John Hancock custodial 403(b)(7) account with a fund prior to September 24, 2007; and

·	You direct the fund on or after September 25, 2007 to exchange or transfer some or all of your John Hancock custodial 403(b)(7)
account assets to another 403(b) contract or account (i.e., where the exchanged account is with the fund).

4) Effective January 1, 2009, the funds will no longer accept salary deferrals into 403(b)(7) accounts.

In the event that the fund does not receive the required documentation, and you nonetheless direct the fund to proceed with the transfer, the transfer may be treated as a taxable transaction.

Effective January 30, 2009, under the “INVESTMENT OBJECTIVE AND POLICIES” section, the Fund’s fundamental policy on municipal bond investing has been amended and restated as follows:

The Fund normally invests at least 80% of its Assets in Municipal Bonds. “Assets is defined as net assets plus the amount of any borrowings for investment purposes.

Effective March 25, 2009, under the heading “DISCLOSURE OF PORTFOLIO HOLDINGS,” the second sentence in the second paragraph is amended and restated as follows:

     The Trust posts to its Web site at www.jhfunds.com complete portfolio holdings for the Funds fifteen (15) days after each calendar month end.

Effective April 1, 2009, under the heading “Fund Details,” in the “Who’s who” subsection, the information under the subheading “Custodian,” is amended and restated as follows:

Holds the fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the fund’s new asset value (NAV).
State Street Bank and Trust Company
Lafayette Corporate Center
Two Avenue de Lafayette
Boston, MA 02111

Effective June 1, 2009, under “SALES COMPENSATION,” in the “Annual compensation” section, the first paragraph is amended and restated as follows:

For Class A, Class B and Class C shares of the Funds, beginning in the second year after an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net (aged) assets. In addition, beginning in the second year after an investment is made in Class C shares of the Funds, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. In certain cases, for Class A shares, 12b-1 fees are paid in the first year as a % of average daily net eligible assets. These service and distribution fees are paid monthly in arrears.

Under “SALES COMPENSATION,” in the “First Year Broker or Other Selling Firm Compensation” table, the footnote that references the column “Selling Firm receives 12b-1 service fee” is amended and restated as follows:

([#]) For Class A, B and C shares, the Selling Firm receives 12b-1 fees in the first year as a % of the amount invested and after the first year as a % of average daily net eligible assets. Monthly payments are made in arrears. In certain circumstances, 12b-1 fees are paid in the first year as a % of average daily net eligible assets. This compensation applies to the following: Selling Firms with a fee-based/WRAP program agreement with John Hancock Funds, LLC, certain retirement platforms with over 100 eligible employees at the inception of the Fund account or $1 million in plan assets, and Selling Firms that roll over assets from a terminated participant’s qualified plan, which is funded by certain John Hancock group annuity contracts, to a John Hancock custodial IRA or John Hancock custodial ROTH IRA investing in John Hancock funds. Monthly payments are made in arrears.

Under “INITIAL SALES CHARGE ON CLASS A SHARES,” in the third paragraph is amended and restated as follows:

In order to receive the reduced sales charge, the investor must notify his/her financial advisor and/or the financial advisor must notify Signature Services, Inc. at the time of purchase of the Class A shares, about any other John Hancock mutual funds owned by the investor, the investor’s spouse and their children under the age of 21 living in the same household (see “Combination and Accumulation Privilege” below). This includes investments held in an individual retirement account, including those held at a broker or financial adviser other than the one handling your current purchase. Additionally, individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are for a single trust estate or for a group retirement plan. Assets held within a group retirement plan may not be combined with any assets held by those same participants outside of the plan.

John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. Signature Services will automatically link certain accounts registered in the same client name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates. You must notify Signature Services and your broker dealer (financial adviser) at the time of purchase of any eligible accounts held by your spouse or children under 21, living in the same household in order to insure these assets are linked to your accounts.

Under “INITIAL SALES CHARGE ON CLASS A SHARES,” in the “Without Sales Charges” section, the second bullet point is amended and restated as follows:

A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock funds providing specifically for the use of Fund shares in certain eligible retirement platforms, fee-based investment products or services made available to their clients.

Under “SALES COMPENSATION,” in the “Reducing Your Class A Sales Charges” section, the “Combination and Accumulation Privileges” section is amended and restated as follows:

Combination and Accumulation Privileges. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21 living in the same household, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or group retirement plan and (c) groups which qualify for the Group Investment Program (see below). Individual qualified and non-qualified investments can be combined to take advantage of this privilege, however, assets held within a group retirement plan may not be combined with any assets held by those same participants outside of the plan.

Class A investors may also reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, Class C, Class I, Class I2, Class T, Class ADV and all R share classes of all John Hancock funds already held by such person. However, Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his/her financial advisor or Signature Services at the time of the purchase about any other John Hancock mutual funds held by that investor his or her spouse and their children under the age of 21 living in the same household. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm’s representative.

Effective June 10, 2009, under the “INVESTMENT OBJECTIVE AND POLICIES” section, the following paragraph is added:

Investment Companies. To the extent permitted by the Investment Company Act of 1940, as amended, the rules and regulations thereunder and any applicable exemptive relief, the Fund may invest in shares of other investment companies in pursuit of its investment objective. This may include investments in money market mutual funds in connection with the Fund’s management of daily cash portions. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund and its shareholders will also bear the pro rata portion of each other investment company’s advisory and operational expenses.

Under the heading “INVESTMENT RESTRICTIONS,” in the “Non-Fundamental Investment Restrictions” subsection, the non-fundamental restriction on investing in other funds is being deleted as approved by the Board of Trustees on June 9, 2009. Therefore, the following non-fundamental restriction is deleted:

Purchase a security if, as a result, (i) more than 10% of the Fund’s total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund’s total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending of the Fund’s portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

Under the heading “DISCLOSURE OF PORTFOLIO HOLDINGS,” the second sentence in the second paragraph is amended and restated as follows:

     The Trust posts to its Web site at www.jhfunds.com complete portfolio holdings for the Funds fifteen (15) days after each calendar month end.

THOSE RESPONSIBLE FOR MANAGEMENT

As of May 6, 2009, Michael J. Leary was appointed by the Board of Trustees as Treasurer of the Fund to replace Gordon M. Shone.

	Position(s)	Trustee/
Name, Year of Birth,	Held with	Officer	Principal Occupation(s) and other Directorships
and Address (1)	Funds	since	During Past 5 Years
Principal Officers who
are not Trustees
Michael J. Leary	Treasurer	2009	Vice President, John Hancock Life Insurance
(1965)			Company (U.S.A.) and Assistant Treasurer for John
Hancock Funds, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since
2007); Vice President and Director of Fund
Administration, JP Morgan (2004-2007).

(1) Business address of all Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

On April 16, 2009, at a special meeting, the shareholders of the Fund approved proposals to: (1) elect the Trust’s Trustees; and (2) revise the Trust’s Declaration of Trust to permit mergers of affiliated funds without a shareholder vote in certain circumstances. At an adjournment of the April 16, 2009 special meeting on May 5, 2009, the shareholders approved proposals to: (1) revise or eliminate various fundamental investment restrictions; (2) approve a new advisory agreement with John Hancock Advisers, LLC (“JHA” or the “Adviser”); and (3) revise the Rule 12b-1 distribution and service plans for various classes.

The following section amends the corresponding disclosure section in the SAI.

THOSE RESPONSIBLE FOR MANAGEMENT

The following replaces the disclosure in this section relating to the Board.

The business of the Funds is managed by its Trustees, including certain Trustees who are not “interested persons” (as defined by the 1940 Act), of the Funds or the Trust (the “Independent Trustees”), who elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Board. Several of the officers and Trustees of the Trust are also officers or Directors of the Adviser, or officers and Directors of the Funds’ principal distributor, John Hancock Funds, LLC (“John Hancock Funds” or the “Distributor”).

Interested Trustees

Number of Funds in
	Position		John Hancock Fund
Name	with the	Principal Occupation(s) and Other	Complex Overseen
(Birth Year)	Trust	Directorships During the Past 5 Years	by Trustee

James R.	Trustee	Executive Vice President, MFC (since 1999);	268
Boyle(1)	(since 2005)	Director and President, John Hancock Variable Life
(1959)		Insurance Company (since 2007); Director and
Executive Vice President, John Hancock Life
Insurance Company (“JHLICO”) (since 2004);
Chairman and Director, JHA, The Berkeley
Financial Group, LLC (“The Berkeley Group”)
(holding company) and the Distributor (since 2005);
Chairman and Director, John Hancock Investment
Management Services, LLC (“JHIMS”) (since

2006); Senior Vice President, The Manufacturers
Life Insurance Company (U.S.A) (until 2004).(2)

John G.	Trustee	Senior Vice President, MFC (since 2006); Director,	50
Vrysen(1)	(since 2009)	Executive Vice President and Chief Operating
(1955)		Officer, John Hancock Investment Management
	Chief	Services, LLC (“JHIMS”), The Berkeley Group,
	Operating	JHIMS, and the Distributor (since 2007); Chief
	Officer	Operating Officer, JHF, JHF II, JHF III and JHT
	(since 2005)	(since 2007); Director, John Hancock Signature
Services, Inc. (“Signature Services”) (since 2005);
Chief Financial Officer, the Adviser, The Berkeley
Group, MFC Global Investment Management (US),
JHIMS, John Hancock Funds, LLC, JHF, JHF II,
JHF III and JHT (2005-2007); Vice President, MFC
(until 2006).

(1)	The Trustee is an Interested Trustee due to his position with the Adviser and certain of its affiliates.

(2)	Prior to January 1, 2005, JHLICO (U.S.A.) was named The Manufacturers Life Insurance Company (U.S.A.).

Independent Trustees
Number of
Funds in John
Hancock Fund
	Position(s)		Complex
Name	with the	Principal Occupation(s) and Other Directorships	Overseen by
(Birth Year)	Trust	During the Past 5 Years	Trustee
James F.	Trustee	Director and Treasurer, Alpha Analytical Laboratories	50
Carlin	(since 1994)	(chemical analysis) (since 1985); Part Owner and
(1940)		Treasurer, Lawrence Carlin Insurance Agency, Inc.
(since 1995); Part Owner and Vice President, Mone
Lawrence Carlin Insurance Agency, Inc. (until 2005);
Chairman and CEO, Carlin Consolidated, Inc.
(management/investments) (since 1987); Trustee,
Massachusetts Health and Education Tax Exempt
Trust (1993-2003).
William H.	Trustee	Professor, University of Texas, Austin, Texas (since	50
Cunningham	(since 1987)	1971); former Chancellor, University of Texas System
(1944)		and former President of the University of Texas,
Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: Hicks Acquisition
Company 1, Inc. (since 2007); Hire.com (until 2004),
STC Broadcasting, Inc. and Sunrise Television Corp.
(until 2001), Symtx, Inc.(electronic manufacturing)
(since 2001), Adorno/Rogers Technology, Inc. (until
2004), Pinnacle Foods Corporation (until 2003),
rateGenius (until 2003), Lincoln National Corporation
(insurance) (since 2006), Jefferson-Pilot Corporation
(diversified life insurance company) (until 2006), New

Independent Trustees
Number of
Funds in John
Hancock Fund
	Position(s)		Complex
Name	with the	Principal Occupation(s) and Other Directorships	Overseen by
(Birth Year)	Trust	During the Past 5 Years	Trustee
Century Equity Holdings (formerly Billing Concepts)
(until 2001), eCertain (until 2001), ClassMap.com (until
2001), Agile Ventures (until 2001), AskRed.com (until
2001), Southwest Airlines (since 2000), Introgen
(manufacturer of biopharmaceuticals) (since 2000) and
Viasystems Group, Inc. (electronic manufacturer) (until
2003); Advisory Director, Interactive Bridge, Inc.
(college fundraising) (until 2001); Advisory Director, Q
Investments (until 2003); Advisory Director, JP Morgan
Chase Bank (formerly Texas Commerce Bank –
Austin), LIN Television (until 2008), WilTel
Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply
company) (since 2003).
Deborah	Trustee	Chief Executive Officer, American Red Cross of	50
Jackson	(since 2008)	Massachusetts Bay (since 2002); Board of Directors of
(1952)		Eastern Bank Corporation (since 2001); Board of
Directors of Eastern Bank Charitable Foundation
(since 2001); Board of Directors of American Student
Association Corp. (since 1996); Board of Directors of
Boston Stock Exchange (2002-2008); Board of
Directors of Harvard Pilgrim Healthcare (since 2007).
Charles L.	Trustee	Chairman and Trustee, Dunwoody Village, Inc.	50
Ladner	(since 1994)	(retirement services) (since 2008); Senior Vice
(1938)		President and Chief Financial Officer, UGI Corporation
(public utility holding company) (retired 1998); Vice
President and Director for AmeriGas, Inc. (retired
1998); Director of AmeriGas Partners, L.P.(gas
distribution) (until 1997); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association
(until 2005).
Stanley	Trustee	Senior Vice President/Audit Executive, Federal Home	50
Martin	(since 2008)	Loan Mortgage Corporation (2004-2006); Executive
(1947)		Vice President/Consultant, HSBC Bank USA (2000-
2003); Chief Financial Officer/Executive Vice
President, Republic New York Corporation & Republic
National Bank of New York (1998-2000); Partner,
KPMG LLP (1971-1998).
Patti McGill	Trustee	Principal, PMP Globalinc (consulting) (since 2007);	50
Peterson	(since 2005)	Senior Associate, Institute for Higher Education Policy
(since 2007); Executive Director, CIES (international

Independent Trustees
Number of
Funds in John
Hancock Fund
	Position(s)		Complex
Name	with the	Principal Occupation(s) and Other Directorships	Overseen by
(Birth Year)	Trust	During the Past 5 Years	Trustee
(1943)	Chairperson	education agency) (until 2007); Vice President,
	(since 2008)	Institute of International Education (until 2007); Senior
Fellow, Cornell University Institute of Public Affairs,
Cornell University (1997-1998); Former President
Wells College, St. Lawrence University and the
Association of Colleges and Universities of the State of
New York. Director of the following: Niagara Mohawk
Power Corporation (until 2003); Security Mutual Life
(insurance) (until 1997); ONBANK (until 1993).
Trustee of the following: Board of Visitors, The
University of Wisconsin, Madison (since 2007); Ford
Foundation, International Fellowships Program (until
2007); UNCF, International Development Partnerships
(until 2005); Roth Endowment (since 2002); Council for
International Educational Exchange (since 2003).
John A.	Trustee	President and Chief Executive Officer, Institute for	50
Moore	(since 2005)	Evaluating Health Risks, (nonprofit institution) (until
(1939)		2001); Senior Scientist, Sciences International (health
research) (until 2003); Former Assistant Administrator
& Deputy Administrator, Environmental Protection
Agency; Principal, Hollyhouse (consulting) (since
2000); Director, CIIT Center for Health Science
Research (nonprofit research) (until 2007).
Steven R.	Trustee	Chairman and Chief Executive Officer, Greenscapes of	50
Pruchansky	(since 1994)	Southwest Florida, Inc. (since 2000); Director and
(1944)		President, Greenscapes of Southwest Florida, Inc.
	Vice	(until 2000); Member, Board of Advisors, First
	Chairman	American Bank (since 2008); Managing Director, Jon
	(since 2008)	James, LLC (real estate) (since 2000); Director, First
Signature Bank & Trust Company (until 1991);
Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).
Gregory A.	Trustee	Vice Chairman, Risk & Regulatory Matters, KPMG,	50
Russo	(since 2009)	LLC (“KPMG”) (2002-2006); Vice Chairman, Industrial
(1949)		Markets, KPMG (1998-2002).

Correspondence intended for any of the Trustees may be sent to the attention of the individual Trustee or to the Board at 601 Congress Street, Boston, Massachusetts 02210. All communications addressed to a Board or individual Trustee will be logged and sent to the Board or individual Trustee.

The Trust is organized as a Massachusetts business trust. Under the Trust’s Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisers and subadvisers. The Trustees may appoint officers who assist in managing its day-to-day affairs. The Board met seven times during the Trust’s last fiscal year.

As of January 2009, the Board had six standing committees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; Investment Performance Committee A; Investment Performance Committee B; and the Contracts/Operations Committee.

The current membership of each committee is set forth below. As Chairperson of the Board, Ms. McGill Peterson is considered an ex officio member of each committee and, therefore, is able to attend and participate in any committee meeting, as appropriate.

Nominating,
Governance
		and	Investment	Investment
Audit	Compliance	Administration	Performance A	Performance B	Contracts/Operations
Mr.	Mr. Carlin	All Independent	Ms. Jackson	Mr. Carlin	Mr. Ladner
Cunningham	Mr. Russo	Trustees	Mr. Ladner	Mr. Cunningham	Dr. Moore
Ms. Jackson			Mr. Martin	Dr. Moore	Mr. Pruchansky
Mr. Martin			Mr. Pruchansky	Mr. Russo

Prior to January 2009, the Board had four standing committees: the Audit and Compliance Committee; the Governance Committee; the Investment Performance Committee; and the Contracts/Operations Committee. During the last fiscal year, the Governance Committee held two meetings and each of these other Committees met four times.

Audit Committee. All of the members of this Committee are independent, and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Committee. This Committee recommends to the full Board independent registered public accounting firms for a Fund, oversees the work of the independent registered public accounting firm in connection with each Fund’s audit, communicates with the independent registered public accounting firm on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time.

Compliance Committee. The primary role of this Committee is to oversee the activities of the Trust’s Chief Compliance Officer; the implementation and enforcement of the Trust’s compliance policies and procedures; and compliance with the Trust’s and the Independent Trustees’ Codes of Ethics.

Nominating, Governance and Administration Committee. This Committee is comprised of all of the Independent Trustees. This Committee reviews the activities of the other standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. The Interested Trustees and the officers of the Trust are nominated and selected by the Board.

In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, this Committee will generally apply the following criteria: (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s business acumen, experience and ability to exercise sound judgments; (iii) a commitment to understand the Funds and the responsibilities of a trustee of an investment company; (iv) a commitment to regularly attend and participate in meetings of a Board and its committees; (v) the ability to understand potential conflicts of interest involving management of the Funds and to act in the interests of all shareholders; and (vi) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. This Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.

It is the intent of this Committee that at least one Independent Trustee be an “audit committee financial expert” as defined by the Securities and Exchange Commission (the “SEC”).

As long as an existing Independent Trustee continues, in the opinion of this Committee, to satisfy these criteria, the Trust anticipates that the Committee would favor the renomination of an existing Independent Trustee rather than a new candidate. Consequently, while the Committee will consider nominees recommended by shareholders to serve as Independent Trustees, this Committee may only act upon such recommendations if there is a vacancy on the Board or a committee determines that the selection of a new or additional Independent Trustee is in the best interests of a Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, this Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of this Committee. This Committee may retain a consultant to assist it in a search for a qualified candidate, and did so in 2008. The Committee has adopted Procedures for the Selection of Independent Trustees.

Any shareholder recommendation for Independent Trustee must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by this Committee. In evaluating a nominee recommended by a shareholder, this Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of nominees, the candidate’s name will be placed on the Fund’s proxy card. If this Committee or the Board determines not to include such candidate among the Board’s designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with a Fund’s Proxy Statement.

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o The Secretary of the Trust at the following address: 601 Congress Street, Boston, Massachusetts 02210-2805. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of a Fund.

Investment Performance Committees A and B. Each such Committee monitors and analyzes the performance of a Fund generally, consults with the Adviser as necessary if a Fund requires special attention, and reviews peer groups and other comparative standards as necessary.

Contracts/Operations Committee. This Committee oversees the initiation, operation, and renewal of the various contracts between a Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers.

The Trust pays fees only to its Independent Trustees. Trustees are reimbursed for travel and other out-of-pocket expenses. The following table shows the compensation paid to each Independent Trustee for his or her service as a Trustee for the most recent fiscal year. In this table, the amount shown for each of Ms. Jackson, and Messrs. Martin and Russo is “None” since each of them began service as a Trustee after the end of the Trust’s last fiscal year.

Independent Trustee Compensation

Independent Trustee	Trust	John Hancock Fund Complex*
Carlin	$3,751	$213,834
Cunningham	$2,721	$155,500
Jackson	None	None

Independent Trustee	Trust	John Hancock Fund Complex*
Ladner	$2,721	$161,000
Martin	None	None
McGill Peterson	$1,129	$156,000
Moore	$3,463	$210,000
Pruchansky	$3,596	$201,500
Russo	None	None

* The Trust does not have a pension or retirement plan for any of its Trustees or officers. The Trust participates in the John Hancock Deferred Compensation Plan for Independent Trustees (the “Plan”). Under the Plan, an Independent Trustee may elect to have his or her deferred fees invested in shares of one or more funds in the John Hancock Fund Complex and the amount paid to the Independent Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees does not obligate the Trust to retain the services of any Trustee or obligate the Trust to pay any particular level of compensation to the Trustee. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. As of December 31, 2008, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Fund Complex for Mr. Cunningham was $155,441; Mr. Ladner was $71,250; Ms. McGill Peterson was $112,504; Dr. Moore was $209,776; and Mr. Pruchansky was $255,930 under the Plan.

Trustee Ownership of Shares of the Funds

The table below sets forth the dollar range of the value of the shares of each Fund, and the dollar range of the aggregate value of the shares of all funds in the John Hancock Fund Complex overseen or to be overseen by a Trustee, owned beneficially by each Trustee as of December 31, 2008. The current value of the Funds that the participating Independent Trustees have selected under the Plan is included in this table. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Exact dollar amounts of securities held are not listed in the table. Rather, the ranges are identified according to the following key:

A-$0
B -$1 up to and including $10,000
C -$10,001 up to and including $50,000
D -$50,001 up to and including $100,000
E -$100,001 or more

Fund/Trustee	Boyle	Carlin	Cunningham	Jackson	Ladner	Martin	McGill	Moore	Pruchansky	Russo	Vrysen
Peterson
High Yield
Muni	A	B	A	A	B	A	B	C	B	A	B
Bond
Tax-Free
Bond	A	B	A	A	B	A	C	C	A	A	B
John	E	E	E	B	E	C	E	E	E	C	E
Hancock
Fund
Complex

INVESTMENT RESTRICTIONS

The following replaces the disclosure concerning the Funds’ fundamental restrictions in its entirety.

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the respective Fund’s outstanding voting securities which, as used in the Prospectus and this SAI, means the approval by the lesser of (1) the holders of 67% or more of the respective Fund’s shares represented at a meeting if more than 50% of the respective Fund’s outstanding shares are present in person or by proxy at the meeting or (2) more than 50% of the respective Fund’s outstanding shares.

(1)	Neither Fund may borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the Investment Company Act of 1940, as amended (the “1940 Act”); and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of Trustees’ fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

(2)	Neither Fund may invest in commodities or commodity futures contracts, except for transactions in financial derivative contracts. Financial derivatives include forward currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the fund’s investment policies.

(3)	Neither Fund may make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(4)	Neither Fund may concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(5)	Neither Fund may engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(6)	Neither Fund may purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

(7)	Neither Fund may issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(8)	The Tax-Free Bond Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

INVESTMENT ADVISORY AND OTHER SERVICES

The following replaces the narrative disclosure in this section concerning each Fund’s investment advisory agreement with the Adviser, but does not replace any information concerning investment advisory fees payable or paid by either Fund or amend any disclosure concerning either Fund’s subadvisory arrangements. The following also supplements existing disclosure concerning each Fund’s Accounting and Legal Services Agreement with JHA.

Advisory Agreement. The Adviser is a Delaware limited liability corporation whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The ultimate parent of the Adviser is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company (the “Life Company”) and its subsidiaries, collectively known as Manulife Financial. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

Each Fund has entered into an investment management contract (the “Advisory Agreement”) with the Adviser. Pursuant to the Advisory Agreement, the Adviser provides investment advisory services to each Fund. On May 5, 2009, each Fund’s shareholders approved a new form of Advisory Agreement that streamlines and standardizes the advisory agreements across the John Hancock Fund Complex. The new form of Advisory Agreement is effective July 1, 2009.

As compensation for its advisory services under the Advisory Agreement, the Adviser receives a fee from the Trust computed separately for each Fund. The amount of the advisory fee is determined by applying the daily equivalent of an annual fee rate to the net assets of each Fund. On April 16, 2009, the shareholders also approved revisions to the Advisory Agreement to change the frequency with which advisory fees are paid from monthly payment to daily payment. Because each Fund’s advisory fees have historically been accrued on a daily basis, there is no difference between the amounts that the Fund would have paid if daily payment of advisory fees were in effect in prior periods instead of monthly payment.

Pursuant to the Advisory Agreement, the Adviser selects, contracts with, and compensates subadvisers to manage the investment and reinvestment of the assets of each Fund. The Adviser monitors each subadviser’s management of each Fund’s investment operations in accordance with the investment objectives and related policies of each Fund, and reviews the performance of such Subadvisers and reports periodically on such performance to the Board.

Each Fund bears all the costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders’ reports, notices, Prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund’s plan of distribution; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees’ and shareholders’ meetings; trade association memberships (as explicitly approved by the Trustees); insurance premiums; and any extraordinary expenses.

Securities held by each Fund may also be held by other funds or investment advisory clients for which the Adviser or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser for a Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its obligations and duties under the Agreement.

Under the Advisory Agreement, each Fund may use the name “John Hancock” or any name derived from or similar to it only for so long as the Agreement or any extension, renewal or amendment thereof remains in effect. If the Agreement is no longer in effect, each Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name “John Hancock” or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

Service Agreement. Effective as of July 1, 2009, the Board approved a new Service Agreement with JHA to replace the prior Accounting and Legal Services Agreement, under which each Fund received Non-Advisory Services. These Non-Advisory Services include, but are not limited to, legal, tax, accounting, valuation, financial reporting and performance, compliance, service provider oversight, portfolio and cash management, SEC filings, graphic design, and other services that are not investment advisory in nature. JHA will be reimbursed for its costs in providing Non-Advisory Services to the Funds under the Service Agreement.

JHA is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Service Agreement relates, except losses resulting from willful misfeasance, bad faith or negligence by JHA in the performance of its duties or from reckless disregard by John Hancock of its obligations under the Agreement.

The Service Agreement has an initial term of two years, and may continue thereafter so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Independent Trustees. The Trust, on behalf a Fund, or JHA may terminate the Agreement at any time without penalty on 60 days’ written notice to the other party. The Agreement may be amended by mutual written agreement of the parties, without obtaining shareholder approval.

DISTRIBUTION CONTRACTS

The following replaces the discussion of the Fund’s Rule 12b-1 Distribution Plans.

The Board has adopted distribution plans with respect to Class A, Class B and Class C shares of the Fund (the “12b-1 Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the 12b-1 Plans, the Fund pays distribution and service fees at an aggregate annual rate of up 0.25% for Class A shares and 1.00% for Class B and Class C shares, of each Fund’s average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of a Fund’s average daily net assets attributable to each class of shares.

There are two types of Distribution Plans: “reimbursement” and “compensation” plans. While a reimbursement plan provides for reimbursement of certain distribution and shareholder service expenses of a Fund, a compensation plan provides for direct payment of distribution and shareholder service fees to the Distributor.

Under a reimbursement plan, if the aggregate payments received by the Distributor for a Fund in any fiscal year exceed the expenditures made by the Distributor in that year pursuant to that plan, the

Distributor reimburses the Fund for the amount of the excess. If, however, the expenditures made by the Distributor on a Fund’s behalf during any fiscal year exceed the payments received under the Class B or Class C reimbursement plans, the Distributor is entitled to carry over such unreimbursed expenses with interest to be paid in subsequent fiscal years from available 12b-1 amounts. (Unreimbursed expenses for Class A shares are not carried over.) Neither Fund treats unreimbursed expenses under Class B and Class C 12b-1 Plans as a liability of the Fund, because the Trustees could have terminated either of these Plans at any time with no additional liability to the shareholders and the Fund for these expenses.

On May 5, 2009, the shareholders of each Fund’s Class A and Class B shares approved proposals to change the 12b-1 Plans from “reimbursement” to “compensation” plans. While the amendments did not change the maximum amount that may be paid under these 12b-1 Plans to the Distributor in connection with the distribution of these classes of shares of the Funds, the Distributor is no longer obligated to reimburse a Fund to the extent that such payments exceed distribution-related expenses incurred by the Distributor with respect to the Fund for a particular fiscal year. Under the compensation 12b-1 Plans for Class A and Class B shares, the Distributor will retain the entire amount of the payments it receives, even if such amount exceeds the Distributor’s actual distribution-related expenses for the applicable fiscal year. Each Fund’s Class C 12b-1 Plan will continue, however, to operate as a reimbursement plan.

Under the 12b-1 Plans, the Fund makes payments to the Distributor from assets attributable to particular share classes to compensate the Distributor and other selling dealers, various banks, broker-dealers and other financial intermediaries, for providing certain services to the holders of these share classes. Such services may include the following:

  formulation and implementation of marketing and promotional activities;
  preparation, printing and distribution of sales literature;
  preparation, printing and distribution of prospectuses and Fund reports to other than existing shareholders;
  obtaining such information with respect to marketing and promotional activities as the Distributor deems advisable;
  making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and
  providing training, marketing and support with respect to the sale of shares.

The Distributor may remit on a continuous basis all of the payments it receives to its registered representatives and other financial intermediaries as a trail fee in recognition of their services and assistance.

The Distributor makes payments to dealers on accounts for which such dealer is designated dealer of record. Payments are based on the average net asset value of the accounts. At least quarterly, the Distributor provides to the Board, and the Board reviews, a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made.

Continuance of the 12b-1 Plans must be approved by the Board, including a majority of the Independent Trustees, annually. The 12b-1 Plans may be amended by a vote of the Board, including a majority of the Independent Trustees, except that the plans may not be amended to materially increase the amount spent for distribution without approval of the shareholders of the affected class. Agreements entered into pursuant to the 12b-1 Plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the Independent Trustees or by vote of a Majority of the Outstanding Voting Securities of the affected class.

DESCRIPTION OF THE FUND’S SHARES

The following supplements the disclosure in this section of the SAI and is added after the end of the eighth paragraph.

The Trust’s Declaration of Trust also provides that the Board may approve the merger of the Fund with an affiliated mutual fund without shareholder approval, in accordance with the 1940 Act. This provision will permit mergers of affiliated funds without shareholder approval in certain circumstances to reduce the incurring the expense of soliciting proxies when a combination does not raise significant issues for shareholders. For example, this provision would permit the combination of two small funds having the same portfolio managers, the same investment objectives and the same fee structure in order to achieve economies of scale and thereby reduce fund expenses borne by shareholders. Such a merger will still require each fund’s board (including a majority of the independent trustees) to determine that the merger is in the best interests of the combining funds and will not dilute the interest of existing shareholders. The Trustees will evaluate any and all information reasonably necessary to make their determination and consider and give appropriate weight to all pertinent factors in fulfilling the overall duty of care owed to shareholders.

Shareholders of an acquired fund will still be required to approve a combination that would result in a change in a fundamental investment policy, a material change to the terms of an advisory agreement, the institution of or an increase in Rule 12b-1 fees or when the board of the surviving fund does not have a majority of independent trustees who were elected by its shareholders. Under Massachusetts law, shareholder approval is not required for fund mergers, consolidation or sales of assets. Shareholder approval nevertheless will be obtained for combinations of affiliated funds when required by the 1940 Act. Shareholder approval will also be obtained for combinations with unaffiliated funds when deemed appropriate by the Trustees.